UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2025

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive

Beaumont, Texas 77705

(Address of principal executive offices, including zip code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The NASDAQ Stock Market LLC
Warrants to purchase common stock	MSAIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 26, 2025, MultiSensor AI Holdings, Inc., a Delaware corporation (the “Company”), and Robert Nadolny, the Company’s Chief Financial Officer, entered into that certain PSU Cancellation and Release Agreement (the “Cancellation Agreement”), whereby the Company agreed to cancel an award of 48,076 performance stock units (“PSUs”) previously granted to Mr. Nadolny on February 5, 2025. On September 29, 2025, the Company and Mr. Nadolny entered into an amendment (the “Amendment”) to that certain Amended and Restated Employment Agreement, dated February 5, 2025, by and between the Company and Mr. Nadolny (the “Nadolny Employment Agreement”), pursuant to which the Company agreed to grant Mr. Nadolny an award of 100,000 restricted stock units (“RSUs” and such award, the “RSU Award”) and an award of 400,000 PSUs (the “PSU Award”), in each case, under the MultiSensor AI Holdings, Inc. 2023 Incentive Award Plan.

Pursuant to the Amendment, the number of RSUs underlying the RSU Award will be divided equally between a September 2025 grant and a January 2027 grant, and will vest over a four-year period in four substantially equal installments that commence on January 1, 2026 with respect to the September 2025 grant and January 1, 2027 with respect to the January 2027 grant. The number of PSUs underlying the PSU Award will be divided equally between a September 2025 grant and a January 2027 grant, and will vest upon the attainment of certain pre-established performance goals over a performance period as determined by the Company in its sole discretion. Except as provided herein, all other terms and conditions of the Nadolny Employment Agreement are substantially the same.

The foregoing descriptions of the Cancellation Agreement and the Amendment are qualified in their entirety by reference to the full text of such agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*	PSU Cancellation and Release Agreement, by and between MultiSensor AI Holdings, Inc. and Robert Nadolny, dated September 26, 2025.
10.2*	First Amendment to Amended and Restated Employment Agreement, by and between MultiSensor AI Holdings, Inc. and Robert Nadolny, dated September 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish to the Securities and Exchange Commission supplemental copies of any of the omitted exhibits or schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MultiSensor AI Holdings, Inc.

Date: October 1, 2025	By:	/s/ Robert Nadolny
	Name:	Robert Nadolny
	Title:	Chief Financial Officer and Secretary